UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

REDHAWK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54323	20-3866475
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Petroleum Drive, Suite 200, Lafayette, Louisiana 70508

(Address of principal executive offices) (Zip Code)

(337) 269-5933

(Company's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

RedHawk Holdings Corp., a Nevada corporation (the “Company”) and the Audit Committee of the Company’s board of directors, continuously evaluate the ever-increasing cost and benefit of maintaining the Company’s listing as an OTC-Pink public company.

The Company is currently delinquent in filing its annual report for the twelve month period ended June 30, 2021 and the quarterly reports for the three month period ended September 30, 2021, the three and six month periods ended December 31, 2021, and the three and nine month periods ended March 31, 2022.

At this time, the Company has not announced a specific timetable to cure the Company’s financial statement filing delinquencies and has communicated such with MaloneBailey, LLP (“MaloneBailey”), the Company's independent registered public accounting firm.

MaloneBailey has served as the Company's independent registered public accounting firm since January 4, 2021 and reviewed the Company’s quarterly financial statements for the three and six month periods ended December 31, 2020 and the three and nine month periods ended March 31, 2021.

On July 28, 2022, the Company received written notification from MaloneBailey that they have resigned as the Company’s auditors at this time. The Company said it would strongly consider re-engaging MaloneBailey when it decides on and announces a specific timetable to cure the Company’s financial statement filing delinquencies.

In connection with the interim quarterly periods for the three and six month periods ended December 31, 2020 and the three and nine month periods ended March 31, 2021, there were no disagreements, as contemplated by Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) under the Securities Act of 1933, as amended, between MaloneBailey and the Company on any matter of accounting principles or practices, financial statement disclosure, or scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused MaloneBailey to make reference to the subject matter thereof in connection with the review for such interim quarterly periods.

The Company has provided MaloneBailey with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from MaloneBailey a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with such disclosures. A copy of MaloneBailey’s letter dated August 3, 2022 is attached as Exhibit 16.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from MaloneBailey, LLP to the Securities and Exchange Commission, dated August 3, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2022	RedHawk Holdings Corp.

	By:	/s/ G. Darcy Klug
	Name:	G. Darcy Klug
	Title:	Chief Financial Officer and Director